                                                                   Exhibit 10.66

                               SECOND AMENDMENT
                               ----------------



          This Second Amendment (this "Amendment") is entered into as of this 13th day of November, 1998 among IMPAC GROUP, INC., a Delaware corporation (the
----
"Company"), AGI INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC.,
 -------                                                ---
a Pennsylvania corporation ("Klearfold", and together with AGI, each a "L/C
                             ---------                                  ---
Borrower" and collectively, the "L/C Borrowers"), Bank of America National Trust
--------                         -------------
& Savings Association, as Agent (the "Agent"), and the financial institutions
                                      -----
from time to time party thereto (the "Lenders"). Unless otherwise specified
                                      -------
herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).


                                    RECITALS
                                    --------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders are party to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment dated September 11, 1998, and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Credit Agreement");
                                                 ----------------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders wish to enter into certain amendments to the Credit Agreement;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          Section 1.  Amendments.
                      -----------

          (a) Clause (j) of Section 2.07 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new clause (j)(i) and (ii):

              "(j) (i) The Company shall prepay the Term Loans in an amount equal to 100% of the insurance proceeds received by the Company or any Subsidiary following a casua1ty involving such Person's Property, to the extent not applied (or committed to be applied) within 90 days after the consummation or receipt thereof, as applicable, to the purchase of replacement assets that are not classified as current assets under GAAP and are used or useful in the business of the Company and its Subsidiaries. Such prepayment shall be made on the 90th day after receipt of such insurance proceeds and the amount of such prepayment shall be applied
     (i) subject to paragraph (o) below, on a ratable basis among the then outstanding Term Loans, and (ii) on a ratable basis among all remaining payments in each such Term Loan with such proceeds to be applied first, to the extent possible, to prepay

     Base Rate Loans and then to prepay Offshore Rate Loans. The Company shall use its commercially reasonable efforts to notify the Agent and each Lender holding a Term Loan of the amount of any required prepayment at least three
     (3) Business Days before it is made. To the extent a prepayment would otherwise be required under this clause, but the outstanding principal balance of Term Loan A has been repaid in full and the only remaining portion of the Aggregate Term Loan A Commitment remaining is being utilized for the Bidco Loan Notes Credit Support, then the aggregate amount of such prepayment shall be applied to prepay Term Loan B as otherwise required pursuant to this clause and without giving effect to Section 2.07(o).
                                                          ---------------

               (ii) The Company shall prepay the Loans in an amount equal to 100% of the proceeds received by the Company or any Subsidiary from any incurrence of any Indebtedness by the Company or any of its Subsidiaries (other than Indebtedness permitted by Section 8.05 as said Section is in effect on the Initial Funding Date). Such prepayment shall be made on the receipt of such proceeds and the amount of such prepayment shall be applied
     (i) subject to paragraph (o) below, on a ratable basis among the then outstanding Term Loans, and (ii) on a ratable basis among all remaining payments in each such Term Loan with such proceeds to be applied first, to the extent possible, to prepay Base Rate Loans and then to prepay Offshore Rate Loans. The Company shall use its commercially reasonable efforts to notify the Agent and each Lender holding a Term Loan of the amount of any required prepayment at least three (3) Business Days before it is made. To the extent a prepayment would otherwise be required under this clause, but the outstanding principal balance of Term Loan A has been repaid in full and the only remaining portion of the Aggregate Term Loan A Commitment remaining is being utilized for the Bidco Loan Notes Credit Support, then the aggregate amount of such prepayment shall be applied to prepay Term Loan B as otherwise required pursuant to this clause and without giving effect to Section 2.07(o)."
               ---------------

          (b) Clause (d) of Section 9.03 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new clause (d):

          "(d) Notwithstanding the foregoing, upon the occurrence of any event specified in Sections 9.0l(f) or (g) (in the case of clause (i) of Section
             ----------------    ---                               -------
9.01(g) upon the expiration of the 60-day period mentioned therein), the
-------
commitment and obligation of each Lender to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts and obligations as aforesaid (including, without limitation, under clause (c) above) shall automatically become due and payable without further act
----------
of the Agent, the Issuing Bank or any Lenders."

          (c) Clause (b) of Section 11.01 of the Credit Agreement is hereby amended by deleting said clause in its entirety and inserting in lieu thereof the following new clause (b):

          "(b) postpone or delay any scheduled amortization payment date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;"

          (d) The proviso contained at the end of Section 11.01 is hereby amended by deleting said proviso in its entirety and inserting in lieu thereof the following new proviso:

          "and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Re1ated Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (iii) no amendment, waiver or consent shall unless in writing and signed by the Swing Line Lender in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of the Swing Line Lender under this Agreement, (iv) without limiting clauses (a) through (f) above, no amendment, waiver or consent shall, unless signed by Lenders holding a majority of a particular Loan (determined by reference to outstanding Commitments or, if no Commitments are then outstanding, outstanding principal amount), affect the rights of such Lenders to receive or defer payment in respect of such Loan, and (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto."

          Section 2.  Reference to and Effect Upon the Agreement.
                      -------------------------------------------

                       (a) Except as specifically amended above, the Agreement shall remain in full force and effect and are hereby ratified and confirmed.


                       (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.


          Section 3.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          Section 4.  Headings. Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          Section 5.  Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          Section 6.  Effectiveness. This Amendment shall become effective as of
                      -------------
the date first written above upon the delivery of executed signature pages for this Amendment signed by the Company, the L/C Borrowers and each Lender.

          Section 7.  Representations and Warranties. Each of the Company and
                      ------------------------------
each L/C Borrower hereby represents and warrants as to itself that:

                   (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

                   (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

                   (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          Section 8.  Reaffirmation of Guaranties. The Company and each L/C
                      ------------- -- ----------
Borrower as a guarantor of the Obligations under the Guaranties and other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that such Guaranties remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).

                           [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Consent by its duly authorized officer as of the date first written above.


                               IMPAC GROUP, INC.

                               By: /s/ David C. Underwood
                                   -------------------------------
                               Title:  Chief Financial Officer
                                       ---------------------------


                               AGI INCORPORATED

                               By: /s/ David C. Underwood
                                   -------------------------------
                               Title:  Chief Financial Officer
                                       ---------------------------


                               KLEARFOLD, INC.

                               By: /s/ David C. Underwood
                                   -------------------------------
                               Title:  Chief Financial Officer
                                       ---------------------------


                               BANK OF AMERICA NATIONAL
                               TRUST & SAVINGS ASSOCIATION,
                               as Agent


                               By:
                                   -------------------------------
                               Title:
                                       ---------------------------


                             [TO SECOND AMENDMENT]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Consent by its duly authorized officer as of the date first written above.



                               IMPAC GROUP, INC.


                               By:
                                  -----------------------------------
                               Title:
                                     --------------------------------


                               AGI INCORPORATED


                               By:
                                  -----------------------------------
                               Title:
                                     --------------------------------



                               KLEARFOLD, INC.


                               By:
                                  -----------------------------------
                               Title:
                                     --------------------------------



                               BANK OF AMERICA NATIONAL
                               TRUST & SAVINGS ASSOCIATION,
                               as Agent


                               By: /s/ David A. Johanson
                                  -----------------------------------
                               Name:  David A. Johanson
                                     --------------------------------
                               Title: Vice President
                                     --------------------------------


                             [TO SECOND AMENDMENT]

                             BANK OF AMERICA NATIONAL
                             TRUST & SAVINGS ASSOCIATION,
                             individually as a Lender, the Swing Line
                             Lender and the Issuing Bank

                             By: /s/ George C. Lyman
                                 -----------------------------------
                             Name:
                                   ---------------------------------
                             Title: Vice President
                                   ---------------------------------


                             SOCIETE GENERALE, as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             ABN AMRO BANK, N.V., as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             [TO SECOND AMENDMENT]

                             BANK OF AMERICA NATIONAL
                             TRUST & SAVINGS ASSOCIATION
                             individually as a Lender, the Swing Line
                             Lender and the Issuing Bank


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             SOCIETE GENERALE as a Lender

                             By: /s/ [illegible signature]
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             ABN AMRO BANK N.V., as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             [TO SECOND AMENDMENT]

                             BANK OF AMERICA NATIONAL
                             TRUST & SAVINGS ASSOCIATION
                             individually as a Lender, the Swing Line
                             Lender and the Issuing Bank

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             SOCIETE GENERALE as a Lender

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             ABN AMRO BANK N.V., as a Lender


                             By: /s/ Bernard J. McGuigan
                                ------------------------------------
                             Name: Bernard J. McGuigan
                                  ----------------------------------
                             Title: Director
                                   ---------------------------------


                             By: /s/ Joann L. Holman
                                ------------------------------------
                             Name: Joann L. Holman
                                  ----------------------------------
                             Title: Vice President
                                   ---------------------------------


                             [TO SECOND AMENDMENT]

                             DRESDNER BANK AG NEW YORK
                             AND GRAND CAYMAN BRANCHES,
                             as a Lender


                             By: /s/ John W. Sweeney
                                ------------------------------------
                             Name: John W. Sweeney
                                  ----------------------------------
                             Title: Assistant Vice President
                                   ---------------------------------


                             By: /s/ [illegible signature]
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title: Assistant Vice President
                                   ---------------------------------


                             BANK OF NOVA SCOTIA, as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             THE FUJI BANK, LIMITED, as a Lender

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             [TO SECOND AMENDMENT]

                             DRESDNER BANK AG BANK YORK
                             AND GRAND CAYMAN BRANCHES,
                             as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             BANK OF NOVA SCOTIA as a Lender


                             By: [illegible signature]
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             THE FUJI BANK LIMITED, as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             [TO SECOND AMENDMENT]

                             DRESDNER BANK AG NEW YORK
                             AND GRAND CAYMAN BRANCHES,
                             as a Lender


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------


                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             BANK OF NOVA SCOTIA, as a Lender

                             By:
                                ------------------------------------
                             Name:
                                  ----------------------------------
                             Title:
                                   ---------------------------------



                             THE FUJI BANK LIMITED, as a Lender

                             By: /s/ Peter L. Chinnici
                                ------------------------------------
                             Name: Peter L. Chinnici
                                  ----------------------------------
                             Title: Joint General Manager
                                   ---------------------------------


                             [TO SECOND AMENDMENT]